Exhibit 99.1

INVESTOR PRESENTATION 2020

2 Forward - looking Statements This presentation (the “Presentation”) relates to Chicken Soup for the Soul Entertainment, Inc. (“CSS Entertainment”, “CSSE”, or the “Company”), which completed its initial public offering in August 2017 pursuant to a qualified offering statement (“Offering Statement”) filed with the Securities and Exchange Commission (“SEC”) under Regulation A as promulgated under the Securities Act of 1933, as amended (the “Act”). The Company completed its acquisition of Screen Media Ventures, LLC in November 2017 as further described in the Company’s current report on Form 8 - K, initially filed with the SEC on November 6, 2017 and amended on January 16, 2018 and January 17, 2018 (the “Screen Media 8 - K”). The Company completed its acquisition of Pivotshare , Inc. in August 2018 as further described in the Company’s current report on Form 8 - K, filed with the SEC on August 28, 2018 (the “ Pivotshare 8 - K”). The Company completed its acquisition of A Sharp Inc., dba A Plus, on December 28, 2018 as further described in the Company’s current report on Form 8 - K, filed with the SEC on January 2, 2019 (the “A Plus 8 - K”). On May 14, 2019, the Company commenced a joint venture, Crackle Plus LLC (“JV Entity” or “Crackle Plus”), with CPE Holdings, Inc., (“CPEH”) an affiliate of Sony Pictures Television Inc. (“Sony”), and Crackle, Inc., a wholly owned subsidiary of CPEH (“Crackle”), pursuant to which the Company contributed assets relating to its advertising - based and subscription - based video on demand business and CPEH contributed assets relating to its advertising - based video on demand business. The joint venture and related transactions are discussed in the Company’s current reports on Form 8 - K filed with the SEC on April 2, 2019, May 15, 2019, and July 30 2019 (“Crackle 8 - K”). In October 2019, the Company formed Landmark Studio Group (“Landmark”) for the development and production of original scripted content, as further described in the Company’s current report on Form 8 - K filed with the SEC on October 18, 2019 (“Landmark 8 - K’). This presentation contains various information and projections regarding the Company’s business, including its operations through Crackle Plus and Landmark. There are risks involved in the joint ventures and the Company’s business generally, including those discussed in the Company’s Annual Report on Form 10 - K for the year ended December 31, 2018, and the Company’s other filings that have been made and will be made with the SEC. On August 22, 2019, the Company and its wholly - owned subsidiary, Screen Media Ventures, LLC, as borrowers (“Borrowers”), entered into an amended loan agreement with the Company’s senior lender, Patriot Bank, N.A., which is described in the Company’s current report on Form 8 - K filed with the SEC on August 27, 2019. The Borrowers’ obligations are secured by a lien on all tangible and intangible property, and are guaranteed by certain direct and indirect subsidiaries of the Borrowers. Financial information for the year ended December 31, 2018 is derived from our Annual Report on Form 10 - K as filed with the SEC on April 2, 2019. Financial information for the three and nine months ended September 30, 2019 is derived from our Quarterly Report on Form 10 - Q as filed with the SEC on November 14, 2019. Historical financial information of Crackle Inc. and pro forma financial information for the Crackle Plus joint venture can be found in the Crackle 8 - K. Please see these reports and our other filings at www.sec.gov . The purpose of this Presentation is to assist persons in their review of the business and plans of the Company . In addition to the information presented herein, you are advised to read the Company’s SEC filings, which contain additional information, including information regarding the risks faced by the Company in its operations and the risks involved in an investment in the Company . The entire contents of this Presentation is qualified by the Company’s SEC filings and the exhibits thereto . This Presentation includes “forward - looking statements” and projections . CSS Entertainment’s actual results may differ from its expectations, estimates and projections and, consequently, you should not rely on these forward looking statements or projections as predictions of future events . Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward - looking statements . These forward - looking statements and projections include, without limitation, estimates and projections of future performance, which are based on numerous assumptions about sales, margins, competitive factors, industry performance and other factors which cannot be predicted . Such assumptions involve a number of known and unknown risks, uncertainties, and other factors, many of which are outside of the Company’s control, including, among other things : the ability of the company’s content offerings to achieve market acceptance, the company’s success in retaining or recruiting officers, key employees, or directors, the ability to obtain additional financing when and if needed, the ability to protect intellectual property, the ability to complete strategic acquisitions, the ability to manage growth and integrate acquired operations, uninterrupted service by the third - party service providers that the company relies on for the distribution of content and the delivery of ad impressions, the liquidity and trading of the company’s securities, the ability to pay dividends, regulatory or operational risks, and general market conditions impacting demand for the Company’s services . For a more complete description of these and other risks and uncertainties, please refer to the Company’s 10 - K filed with the SEC . Should one or more of these material risks occur or should the underlying assumptions change or prove incorrect, the actual results of operations are likely to vary from the projections and the variations may be material and adverse . The forward - looking statements and projections herein should not be regarded as a representation or prediction that CSS Entertainment will achieve or is likely to achieve any particular results . CSS Entertainment cautions readers not to place undue reliance upon any forward - looking statements and projections, which speak only as of the date made . CSS Entertainment does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based . All registered or unregistered service marks, trademarks and trade names referred to in this Presentation are the property of their respective owners, and CSS Entertainment’s use herein does not imply an affiliation with, or endorsement by, the owners of these service marks, trademarks or trade names . The securities of CSS Entertainment are highly speculative . Investing in shares of CSS Entertainment involves significant risks .

COMPANY OVERVIEW

4 What is TV Today? TOTAL UNIVERSE 120M TV HOUSEHOLDS (U.S.) CORD CUTTING 1 THE FALSE PROMISE OF vMVPDS 2 Once promising consumers skinny bundles at an affordable price, this is no longer the case 52% of cord cutters don’t miss anything about Cable/Satellite 52% of cord cutters don’t miss anything about Cable/Satellite 2 Americans are willing to subscribe to 3.6 services THE PROLIFERATION OF SVODS 3 SVOD subscribers’ greatest frustrations: 87% it’s all becoming too expensive 4 67% toggling between services 4 45% “not being able to find content” 4 SUBSCRIPTION FATIGUE 4 45M cord cutters in 2020 1 45M cord cutters in 2020 1 55M in 2022 1 55M in 2022 1 Americans are willing to subscribe to 3.6 services 3 A Fragmented, Expensive, and Confusing Experience for the Consumer (1) eMarketer, July 2018 (2) eMarketer , April 2019 (3) Wall Street Journal, November 2019 (4) Forbes, October 2019

5 Cord - cutters are ready for an alternative to SVODs. Streamers are realizing that “free" does not limit choice or sacrifice quality. The Free TV Solution The Rise of Free TV 81% of A14 - 35 are willing to accept more advertising in exchange for free content 1 45% of streamers watch AVOD the most out of all streaming video 3 73% of A18+ Streamers watch ad - supported OTT video to round out their entertainment bundle 2 (1) The Drum; (2) Vorhaus ; (3) Roku

6 Chicken Soup for the Soul Entertainment Investment Highlights Huge market opportunity in streaming VOD Chicken Soup for the Soul Entertainment operates leading AVOD networks Cost - effective content distribution and production engine Solid balance sheet AN EARLY AVOD LEADER Self - sustaining, high growth business model

7 High cost of multiple subscriptions, combined with disruption of ad - supported network model, will drive more consumers and advertisers to AVOD platforms Huge AVOD Market Opportunity $22 $56 $0 $10 $20 $30 $40 $50 $60 2018 2024 Global AVOD Total Available Market Global AVOD Revenue ($BN) Attractive Market Characteristics: • Content will remain in high demand • Consumers have abundant choices • Consumers will always value quality content that is freely accessible • Online networks offer flexibility in programming schedules and ad formats (1) Multichannel News: Global AVOD Revenue to Reach $56 Billion by 2024 1

8 220.9 221.0 221.3 92.9 111.9 129.3 2017 2018 2019 Traditional Media Digital Media Advertisers are Following the Eyeballs Global growth in ad spend on video - on - demand is outpacing traditional media 1 US Total Media and Marketing Spend ($B) 2 (1) CNBC: Global growth in ad spend on video - on - demand is outpacing traditional media (2) Winterberry Group, “Outlook for Dara Driven Marketing: First Look US Total Media and Marketing Spend on Digital Video ($B) 2 1.3 2.2 2.6 2017 2018 2019 Digital Video (OTT/Streaming) 70.2 69.9 69.2 2017 2018 2019 Linear TV US Total Media and Marketing Spend on Linear TV ($B) 2

9 DISTRIBUTION OTT NETWORKS PRODUCTION Chicken Soup for the Soul Entertainment’s best - in - class content, distribution and production capabilities help set Crackle Plus apart in the AVOD ecosystem — ultimately benefiting the consumer.

10 Self - Sustaining AVOD Network Model ADD AVOD NETWORKS EXPLOIT CONTENT UNIFIED AD PLATFORM ENGAGE PARTNERSHIPS BUILD VALUABLE LIBRARY ACQUIRE AND RETAIN VIEWERS

11 Crackle Plus: Our Mission OUR PROMISE Always FREE Entertaining, Inspirational, & Inclusive Available Everywhere Empower the streamer to cut - the - cord with premium programming, improved user interface, and better advertising experience — all at no cost.

12 Crackle Plus: Leading AVOD Network 7 ad - supported video - on - demand networks including Crackle and Popcornflix Top - 5 Network on the industry leading Roku Platform 126 million total app downloads as of Jan 2019 1 Roku’s Top 5 Content Apps 2 1. 2. 3. 4. 5. (1) Internal company data (2) Needham (Laura Martin): Raising Roku PT to $200. Buy on Dips

13 Crackle Plus: Our Brands & Partners We’re creating the most effective solution for advertisers to reach audiences in the evolving OTT landscape — at scale Free Premium Movies & TV Free Indie/Classic Movies & TV AVOD & SVOD Fandom/Anime Linear Premium Content

14 The Only AVOD Player with an Originals & Exclusives Strategy WHAT DIFFERENTIATES US? 23M Monthly Uniques 1 32 Avg. Age 2 32% YOY Growth in Time Spent 3 We Curate & Program Like a Network The Only Free Streaming Platform that Offers Originals We are Where Consumers Watch Hand Picked Curation Robust Originals & Exclusives Slate Always Increasing Discoverability Our Unique Programming Lens Inspirational, Educational, Entertaining, Diverse, Inclusive We Have Scale, We’re Young & We’re Growing A Curated Entertainment Network for Today’s Streamer (1) Comscore (2) Nielson Digital Ad Ratings (3) Internal Crackle Plus data

15 Strong Competitive Position 6% 6% 4% 4% 3% 3% 2% 2% 1% 1% 1% 1% 1% 1% 1% 1% 1% 0% 1% 2% 3% 4% 5% 6% 7% Use of Ad - Based OTT Video Services (2018 - 2019) 1 (1) Parks Report: 360 Deep Dive - Ad - Supported OTT : Viewers and Use % Indicating Use of Specified OTT Service Over the Past 30 Days

16 Crackle Plus AVOD Network Profiles Popcornflix was created for people like us who want to watch "Great Movies. Free." Popcornflix has full - length movies that will make you laugh, make you cry, scare the heck out of you, or inspire you to hug the person you love. Crackle is a leading, free to use video entertainment network featuring full length movies, TV shows and original programming. Frightpix has free feature - length horror films that will scare you out of your seat and leave you screaming! We have monster hits, cult classics and critical darlings to flame your wildest fears and quench your thirst for horror. Popcornflix Comedy was created for people like us who love to laugh. It's the network for fans who want to watch “Great Comedy Movies. Free.”

17 We Reach TV’s Lost Generation 33 A18-34 Comp A25-34 Comp 48% 38% 7% 14% 9% 9% vs. MEDIAN AGE 58 Broadcast Crackle & Funimation Broadcast Ad - Supported Cable 54 Ad - Supported Cable A Higher Concentration of Younger Viewers (1) Nielson Digital Ad Ratings (1)

18 Cost - Effective Distribution & Production Engine With Critical Mass of Content • Original production budgets are a major challenge across VOD industry • Our cost - effective, scalable distribution and production gives us a competitive edge • Innovative production partnerships provide access to proven creative talent • Crackle Plus benefits from valuable library with 49K hours of owned and licensed programming including popular Sony TV and film content

19 Distribution & Production Screen Media is an international distributor of television series and films, licensing content through theatrical, home video, pay - per - view, free, cable and pay television, and subscription and advertising video - on - demand platforms. Chicken Soup for the Soul Entertainment develops and produces award - winning original programming and high - quality video content that brings out the best of the human spirit through positive storytelling. Landmark Studio Group is a fully integrated entertainment company that develops, finances, produces and distributes scripted live action and animated series, feature films, comedy specials and more. A Plus is a positive journalism site founded and chaired by Ashton Kutcher that covers the latest news with a hopeful twist. It invites audiences to be informed about news and entertainment — and feel good about it. 2,000+ Positive News Stories Published (2018) 3.4 million Social Media Audience The picture can't be displayed. 10M+ combined brand social media followers

20 Case Study: Going From Broke • #1 title on the Crackle Network • 174M+ minutes as of 1/12/20 • 5M+ unique viewers as of 1/12/20 • 12M+ streams to date • De - risked and cost - effective production model • Estimated ROI of 180% after first run

21 Crackle Originals & Exclusives: Programming Calendar * January February April May Men, Flaws, and Menopause Comedy Specials ‘ 85 The Greatest Football Team in History Sports Documentary Adult Life Skills Indie Comedy On Point Sports Documentary Heroes of Lucha Libre Sports Epic * Current schedule as of 1/12/20, subject to change March Clara Sci - Fi Romance Liam Gallagher: As It Was Music Documentary Memory: The Origins of Alien Film Documentary Slumerican Music Documentary Crown Vic Police Thriller Portals Sci - Fi Anthology

22 Strategy to Drive Long - Term Free Cash Flow Growth ADD AVOD NETWORKS EXPLOIT CONTENT UNIFIED AD PLATFORM ENGAGE PARTNERSHIPS BUILD VALUABLE LIBRARY Building a Next - generation Broadcast Network • Produce low - cost originals • Acquire exclusive content • Expand production partnerships • Execute library acquisitions • Integrate ad platform • Grow sales force • Increase eCPMs across networks • Acquire networks • Develop thematic networks • Grow and retain viewers Content Audience Advertising

23 Aggressive Growth in 2020 * Expanding the Crackle & Popcornflix Experience NEW DISTRIBUTION Marketing Presence on Device Platforms Crackle Original Going From Broke PLATFORM MARKETING Coming to Live Linear Streaming Services ACQUIRE ADDITIONAL AVOD NETWORKS * Management goals for 2020

24 Why We Are Positioned to Win Healthy balance sheet Large and growing content library Cost - effective distribution & production engine Comprehensive, integrated ad platform Leadership position in AVOD with Crackle Plus Rapidly growing and fragmented VOD market with consolidation opportunity

FINANCIAL SUMMARY

26 Revenue Growth $1.5 $8.1 $10.9 $27.8 $92.6 2015 2016 2017 2018 2018 Pro Forma $ in millions (1) (1) See Crackle 8 - K, as amended on July 30, 2019 for details regarding pro forma revenue.

27 Q3 2019 Results $6.6 $17.0 Revenue $0.2 - $0.4 Adjusted EBITDA $ in millions (1) Q3 2018 Q3 2019 Q3 2018 Q3 2019 (1) See slides 29 and 30 for details regarding Adjusted EBITDA and reconciliation to comparable GAAP measures

28 $16.0 Balance Sheet Total Assets Total Liabilities Solid balance sheet as of 9/30/19 Total Equity $166.2 $103.9 $62.2 (1) See our 10 - Q for the three and nine months ended September 30, 2019 (1) $ in millions Debt

29 Non - GAAP Financial Measure Our consolidated financial statements are prepared in accordance with generally accepted accounting principles in the United Sta tes (“U.S. GAAP”). We use a non - GAAP financial measure to evaluate our results of operations and as a supplemental indicator of our operating performance. The non - GAAP financial measure that we use is Adjusted EBITDA. Adjusted EBITDA (as defined below) is considered a non - GAAP financial measure as defined by Regulation G promulgated by the SEC under the Securities Act of 1933, as amended. Due to the significance of non - cash, non - recurring, and acquisition related expenses recognized for the three and nine months ended September 30, 2019 and 2018, and the likelihood of material non - cash, nonrecurring, and acquisition related expenses to occur in future periods, we believe that this non - GAAP financial measure enhances the understand ing of our historical and current financial results as well as provides investors with measures used by management for the planning and forecasting of future periods, as well as for measur ing performance for compensation of executives and other members of management. Further, we believe that Adjusted EBITDA enables our board of directors and management to analyze and eva luate financial and strategic planning decisions that will directly affect operating decisions and investments. We believe this measure is an important indicator of our operationa l s trength and performance of our business because it provides a link between operational performance and operating income. It is also a primary measure used by management in evaluating companies as potential acquisition targets. We believe the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner si milar to the method used by management. We believe it helps improve investors’ ability to understand our operating performance and makes it easier to compare our results with other comp ani es that have different capital structures or tax rates. In addition, we believe this measure is also among the primary measures used externally by our investors, analysts and peers in our industry for purposes of valuation and comparing our operating performance to other companies in our industry. The presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by unu sua l, infrequent or non - recurring items or by non - cash items. This non - GAAP financial measure should be considered in addition to, rather than as a substitute for, our actual operating results in cluded in our condensed consolidated financial statements. We define Adjusted EBITDA as consolidated operating income (loss) adjusted to exclude interest, taxes, depreciation, amortiza tio n, acquisition - related costs, consulting fees related to acquisitions, dividend payments, non - cash share - based compensation expense, and adjustments for other unusual and infrequent in nature identified charges. Adjusted EBITDA is not an earnings measure recognized by US GAAP and does not have a standardized meaning prescribed by GAAP; accordingly, Adjusted EBI TDA may not be comparable to similar measures presented by other companies. We believe Adjusted EBITDA to be a meaningful indicator of our performance that provides useful in formation to investors regarding our financial condition and results of operations. The most comparable GAAP measure is operating income. Adjusted EBITDA has important limitations as an analytical tool, and you should not consider it in isolation or as a substitu te for analysis of our results as reported under GAAP. Some of these limitations are: • ·Adjusted EBITDA does not reflect our cash expenditures or future requirements for capital expenditures or contractual commit men ts; • ·Adjusted EBITDA does not reflect changes in, or cash requirements for, our working capital needs; • ·Adjusted EBITDA does not reflect the effects of preferred dividend payments, or the cash requirements necessary to fund; • ·Although amortization and depreciation are non - cash charges, the assets being depreciated will often have to be replaced • in the future, and Adjusted EBITDA does not reflect any future cash requirements for such replacements; • ·Adjusted EBITDA does not reflect the impact of stock - based compensation upon our results of operations; • ·Adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or pr incipal payments on our debt; • ·Adjusted EBITDA does not reflect our income tax (benefit) expense or the cash requirements to pay our income taxes; • ·Adjusted EBITDA does not reflect the impact of acquisition related expenses; and the cash requirements necessary; • ·Adjusted EBITDA does not reflect the impact of other non - recurring, infrequent in nature and unusual expenses; and • ·Other companies in our industry may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparati ve measure.

30 Non - GAAP Financial Measure Continued Three Months Ended September 30, 2019 2018 Net loss available to common stockholders, as reported $ (13,323,775) $ (193,032) Preferred dividends 929,387 422,779 Provision for income taxes 1,248,000 375,000 Other Taxes 54,590 — Interest expense, net of interest income 186,884 116,238 Film library and program rights amortization, included in cost of revenue (non - cash) 1,369,874 1,033,983 Share - based compensation expense 303,205 243,592 Acquisition - related costs and other one - time consulting fees 1,078,637 527,832 Reserve for bad debt & video returns 722,729 574,355 Amortization 4,695,522 138,551 Loss on extinguishment on debt 350,691 — Transitional Expenses (a) 1,634,771 — All other nonrecurring costs 377,184 198,973 Adjusted EBITDA $ (372,301) $ 3,438,271 Nine Months Ended September 30, 2019 2018 Net loss available to common stockholders, as reported $ (22,616,589) $ (2,745,391) Preferred dividends 2,330,589 422,779 Provision for income taxes 557,000 579,000 Other Taxes 386,265 — Interest expense, net of interest income 448,817 231,409 Film library and program rights amortization, included in cost of revenue (non - cash) 3,804,268 3,656,515 Share - based compensation expense 794,149 736,792 Acquisition - related costs and other one - time consulting fees 3,735,373 698,132 Reserve for bad debt & video returns 1,275,059 714,506 Amortization 5,631,136 197,751 Loss on extinguishment on debt 350,691 — Transitional Expenses (a) 2,876,124 — All other nonrecurring costs 564,239 296,251 Adjusted EBITDA $ 137,207 $ 4,787,744

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